As filed with the Securities and Exchange Commission on February __, 1999
                                File No. 33-12289

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  --------------------------------------------

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [GRAPHIC OMITTED]
                  --------------------------------------------

                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 14 [X]

                                     and/or

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940 [X]

                              AMENDMENT NO. 14 [X]
                        (Check appropriate box or boxes)

                           CLEARWATER INVESTMENT TRUST
               (Exact name of registrant as specified in charter)

       W-2100 First National Bank Building, St. Paul, Minnesota 55101-1394
                (Address of principal executive office) Zip Code

       Registrant's Telephone Number, including Area Code: (651) 228-0935

                  Joseph P. Barri, Hale and Dorr LLP, 60 State
                            Street, Boston, MA 02109
                    (Name and address of agent for service)

  It is proposed that this filing will become effective (check appropriate box)

    [X] on April 30, 1999, pursuant to paragraph (a)(1) of Rule 485 under the
                                 Securities Act
                              ---------------------







rhee/178.68.112/pea1998/cover_1.wpf

                           CLEARWATER INVESTMENT TRUST




                             CLEARWATER GROWTH FUND
                            CLEARWATER SMALL CAP FUND











                                   PROSPECTUS

                                 April 30, 1999







    The Securities and Exchange Commission has not approved or disapproved of these securities as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                                          Clearwater Investment Trust - 5

                                    CONTENTS

Investment objectives, key investments, strategies, risks and expenses:

                        Clearwater Growth Fund.................................3
                        Clearwater Small Cap Fund..............................5

Other investments and investment strategies....................................7

Management.....................................................................8

Buying shares..................................................................9

Exchanging and redeeming shares...............................................10

Other things to know about share transactions.................................11

Dividends, distributions and taxes............................................12

Financial highlights..........................................................13




                     THINGS YOU SHOULD KNOW BEFORE INVESTING


About the manager

The funds' investment manager is Clearwater Management Co., Inc. The manager has engaged Parametric Portfolio Associates as subadviser to select investments for Clearwater Growth Fund and Kennedy Capital Management as subadviser to select investments for Clearwater Small Cap Fund.


About mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


About each fund's investment objective

Each fund's investment objective is classified as nonfundamental and may be changed by the fund's trustees without shareholder approval.








                        Clearwater Investment Trust - 2

                             CLEARWATER GROWTH FUND


Investment objectives

The fund seeks long-term growth of capital. Current income is a secondary objective.


Key investments and strategies

The fund is passively managed to track but not replicate the Russell 1000 Index, an unmanaged, capitalization weighted index of the largest 1000 public companies in the United States. The fund holds a broadly diversified portfolio of common stocks comparable to stocks in the Index in terms of economic sector weightings, market capitalization and liquidity.


How the subadviser selects the fund's investments

The subadviser manages the fund so that the fund's holdings match the holdings of the Index as closely as possible without requiring the fund to realize taxable gains. This means that the fund will not buy and sell securities to match changes in the composition of securities in the Index. Instead, the manager adjusts the fund's portfolio periodically to reflect the holdings and weightings of the Index but only after consideration of the fund's policy to minimize realization of taxable gains.

Prior to 1998, the fund was actively managed to meet a different investment objective. To reduce potential realized capital gain from the sale of portfolio securities acquired prior to 1998, the subadviser is gradually adjusting the fund's portfolio to align it with the Index over a period of several years. Until the fund's portfolio is aligned with the Index, the fund may continue to hold securities in amounts that do not match Index weightings and will be subject to the risks of such securities.


Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

o The Russell 1000 Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks.
o An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Index.
o The stocks of companies which comprise the Index fall out of favor with investors.

Even though the fund invests substantially all of its assets in the common stocks of companies represented in the Russell 1000 Index, the fund will not mirror the Index perfectly because

o The fund must have an amount of cash or other liquid securities available tomeet redemption requests; o The subadviser manages the fund to reduce the tax liability to the fund's shareholders; and o The fund bears certain expenses the Index does not bear.




                        Clearwater Investment Trust - 3

Total return and comparative performance

The bar chart indicates the risks of investing in the fund by showing the performance of the fund's shares for each of the past 10 calendar years. The total return table indicates the risk of investing in the fund by comparing the average annual total return of the fund for the periods shown to that of the Russell 1000 Index, an unmanaged index of common stocks of the largest 1000 public companies in the United States. The table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends. Past performance does not necessarily indicate how the fund will perform in the future.
[GRAPHIC OMITTED]

                     % Total Return

 37.2  -4.1  42.8   4.4   2.2   1.2  32.8  21.5  28.4  22.7
  89    90    91    92    93    94    95    96    97    98

Calendar years ended December 31

                                           Quarterly returns

                                           Highest:   21.9% in 4th quarter 1998
                                           Lowest:   (16.8)% in 3rd quarter 1990





Average Annual Total Returns  (Calendar Years Ended December 31, 1998)
                                         1 Year         5 Years        10 Years      Since Inception     Inception Date
       Clearwater Growth Fund             22.7%          20.8%          17.8%             13.9%              6/19/87
         Russell 1000 Index               27.0%          23.4%          19.0%             15.9%

Fees and expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder fees (paid directly from your investment)                       None
Annual fund operating expenses (paid by the fund as a % of fund net assets)
     Management fees                                                       0.45%
     Other expenses                                                        0.00%
                                                                           -----
      Total annual fund operating expenses                                 0.45%
                                                                           =====
 Example

This example helps you compare the costs of investin in the fund with other mutual funds. Your actual costs may be higher or lower.

 Number of years you own your shares 1 year*   3 years*    5 years*    10 years*
                                     $ 46      $ 144       $ 252       $ 567

 *The example assumes:      o  You invest $10,000 for the period shown
                            o  You reinvest all distributions and dividends
                            o  The fund's operating expenses remain the same
                            o  Your investment has a 5% return each year


                        Clearwater Investment Trust - 3

                            CLEARWATER SMALL CAP FUND


Investment objectives

The fund seeks long-term growth of capital. Current income is a secondary objective.


Key investments and strategies

The fund invests primarily in equity securities of issuers with market capitalizations no greater than the range of capitalizations of the companies included in the Russell 2000 Index at the time of investment. Equity securities consist primarily of exchange traded common and preferred stocks and convertible securities.

How the subadviser selects the fund's investments

The subadviser uses a "bottom up" investment approach in selecting securities based on its fundamental analysis of a security's value. In selecting individual companies for investment, the subadviser looks for companies with:

o    Growing and accelerating sales, earnings and cash flow
o    Above average growth rates at reasonable market valuation.
o Low valuations relative to long term potential because the market has overlooked them or because they are temporarily out of favor in the market due to poor economic conditions, adverse regulatory changes or market declines.

The subadviser also employs an active sell discipline and will generally sell stock if it determines:

o    The company's future fundamentals have deteriorated
o The company's stock has reached full or excessive valuation levels Proceeds are then reinvested in new securities exhibiting desirable investment characteristics as described above.

Principal risks of investing in the fund

o The stock market goes down. This risk may be greater if you are a short-term investor.
o    Small company stocks fall out of favor with investors.
o The manager's judgment about the attractiveness or relative value of a particular security proves to be incorrect.

The fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their common stocks, are likely to:

o Be more sensitive to changes in the economy, earnings results and investor expectations.
o    Have more limited product lines and capital resources.
o    Experience sharper swings in market values.
o    Be harder to sell at the times and prices the fund thinks appropriate.
o    Offer greater potential for gain and loss .








                        Clearwater Investment Trust - 5

Total return and comparative performance

The bar chart indicates the risks of investing in the fund by showing the performance of the fund's shares for each of the past 10 calendar years. The total return table indicates the risk of investing in the fund by comparing the average annual total return of the fund for the periods shown to that of the Russell 2000 Index, an unmanaged index of small capitalization stocks. The table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends. Past performance does not necessarily indicate how the fund will perform in the future.

 [GRAPHIC OMITTED]

                     % Total Return

 37.2  -4.1  42.8   4.4   2.2   1.2  32.8  21.5  28.4  22.7
  89    90    91    92    93    94    95    96    97    98

Calendar years ended December 31


                                            Quarterly returns

                                            Highest:  25.5% in 3rd quarter 1997
                                            Lowest:  (25.1)% in 3rd quarter 1998

Average Annual Total Returns  (Calendar Years Ended December 31, 1998)
                                         1 Year       5 Years       10 Years       Since Inception       Inception Date
      Clearwater Small Cap Fund          (7.1)%        12.0%          n/a               12.0%               12/31/93
         Russell 2000 Index              (2.5)%        11.9%          n/a               11.9%

Fees and expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

 Shareholder  fees  (paid  directly  from  your  investment)             None
 Annual fund operating expenses (paid by the fund as a % of fund net assets)
      Management fees                                                     1 .35%
      Other expenses                                                      0 .00%
                                                                         ------
      Total annual fund operating expenses                                1 .35%
                                                                          ======

 Example

This example helps you compare the costs of investing in the fund with other mutual funds. Your actual costs may be higher or lower.

Number of years you own your shares  1 year*    3 years*    5 years*   10 years*
                                     $ 137      $ 428       $ 739      $ 1,624

 *The example assumes:      o  You invest $10,000 for the period shown
                            o  You reinvest all distributions and dividends
                            o  The fund's operating expenses remain the same
                            o  Your investment has a 5% return each  year


                       Clearwater Investment Trust - 6

                   OTHER INVESTMENTS AND INVESTMENT STRATEGIES


Fixed income securities. Each fund may invest in fixed income securities including bonds and notes. Clearwater Growth Fund will generally only invest in fixed income securities represented in the Russell 1000 Index, if any. The funds' fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, deferred, payment in kind and auction rate features. Each fund will only invest in fixed income securities rated investment grade. Each fund's fixed income securities may be of any maturity.

Credit quality and risk.  Securities are investment grade if:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
o    They have received a comparable short-term or other rating.
o They are unrated securities that the subadviser believes to be of comparable quality.

The value of a fund's fixed income securities may go down if:

o Interest rates rise, which will make the prices of fixed income securities go down.
o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

Derivatives. Each fund may utilize securities and securities index futures contracts and options in order to invest cash balances, to maintain liquidity, to meet shareholder redemptions, or to minimize trading costs. Clearwater Growth Fund's use of derivatives will be limited by its avoidance of tax liability and its low turnover rate.

Even a small investment in derivative contracts can have a big impact on the funds' market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Foreign securities. Each fund, may invest up to 25% of its total assets in securities of foreign issuers from a variety of countries, including emerging markets. Clearwater Growth Fund's foreign securities will primarily be limited to those that are represented in the Russell 1000 Index. The fund may, however, hold foreign securities not contained in the Index. Many foreign countries in which the funds may invest have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

Portfolio turnover. The subadviser for Clearwater Growth Fund believes that a passive portfolio management strategy, combined with tax management techniques, provides the best opportunity for optimal after tax total return. The subadviser also believes that passive portfolio management will limit the fund's portfolio turnover rate to a lower level than if the fund were actively managed. Although the fund does not purchase or sell securities for short-term profits, the fund will sell portfolio securities without regard to the time they have been held whenever such action seems advisable.

Although Clearwater Small Cap Fund does not purchase or sell securities for short-term profits, the fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could decrease the fund's performance, and may result in increased net short-term capital gains, distributions of which are taxable to shareholders as ordinary income.

Temporary defensive investments. When in the judgment of its subadviser, adverse market conditions warrant, each fund may adopt a temporary defensive position by investing up to 100% of its assets in cash and cash equivalents.I a fund takes a temporary defensive position, it may be unable to achieve its investment goal.











                       Clearwater Investment Trust - 7

                                   MANAGEMENT


Management services and fees

Clearwater Management Co. serves as the funds' manager. Clearwater is a privately owned registered investment adviser. The manager has been in the investment management business since 1987. As of December 31, 1998, Clearwater had $187 million in assets under management. Clearwater selects and supervises subadvisers for the funds and administers the funds' business operations. For these services for the fiscal year ended December 31, 1998, the manager received a fee from Clearwater Growth Fund and Clearwater Small Cap Fund, equal to 0.45% and 1.35%, respectively, of each fund's average daily net assets.


The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the funds indicated beside their names.


Fund                    Subadviser             Portfolio       Since    Past 5 years' business experience
                                               Manager
 Growth Fund            Parametric Portfolio   David Stein     1997     Managing director and chief investment officer of Associates
                                                                        Parametric since 1996. Prior to that, director of investment research,  GTE Investment  Management,  1995-1996.  Prior to that,  director of active  equity  strategies,  the Vanguard
                                                                        Group,  1994-1995.  Prior to that,  director of quantitative portfolio  management and research,  IBM  Retirement  Funds,
                                                                        1977-1994

 Small Cap Fund         Kennedy Capital        Richard Sinise  1994     Vice president and director of research of KCM Management
                                                                        since 1979.



Year 2000

Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. Companies in which a fund invests may also be affected by the Year 2000 problem. The investment manager and the funds' service providers have taken steps that they believe are reasonably designed to address the Year 2000 problem with respect to the computer systems that they use and expect that their systems will be adapted in time for that event.








                       Clearwater Investment Trust - 8

                                  BUYING SHARES


Investment minimums

Initial and subsequent investments in either fund must be at least $1,000.


Buying shares by mail

Initial purchases

o For initial purchases of each fund's shares, complete the Purchase Order and Account Application and send it with your check to Fiduciary Counselling, Inc., the funds' transfer agent. An account application is included with this prospectus. If you need additional copies, call 1-888-228-0905.
o Send completed purchase application together with a check for the amount of the investment to:

                  Clearwater Investment Trust
                    (specify fund)
                  c/o Fiduciary Counselling, Inc.
                  332 Minnesota Street, Suite 2100
                  St. Paul, MN  55101-1394

o Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check.
o All purchase orders must include a date on which the order is to be effective. If no date is specified, the purchase order will be filled at the net asset value next computed.

Subsequent purchases

o Send a check for the amount of the subsequent purchase by mail directly to the transfer agent at the address above.
o Be sure to include your fund and account number on checks for subsequent investments.





















                       Clearwater Investment Trust - 9

                         EXCHANGING AND REDEEMING SHARES


Exchange privilege

Contact the transfer agent to exchange into other Clearwater funds. An exchange of shares from one fund to another is a taxable transaction.

o    You may exchange shares only for shares of another Clearwater fund
o You must meet the minimum investment amount for each fund unless you are exchanging into a fund you already own.
o Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

To learn more about the exchange privilege contact the transfer agent or consult the statement of additional information.

Exchanging and redeeming shares by phone

You may exchange or redeem shares by telephone. Redemption proceeds can be sent by check to your address of record. You may be asked to provide proper identification information. Telephone exchange and redemption requests may be made by calling the transfer agent at (888) 228-0935 between 9:00 a.m. and [4:00 p.m.] Eastern time on any day the New York Stock Exchange is open. If telephone exchange or redemptions are not available for any reason, you may use the fund's exchange or redemption by mail procedure described elsewhere in this prospectus.

Redemptions by mail

You may redeem some or all of your shares by sending a written request to:

                   Clearwater Investment Trust
                    (specify fund)
                   c/o Fiduciary Counselling, Inc.
                   332 Minnesota Street, Suite 2100
                   St. Paul, MN  55101-1394

 The written request for redemption must be in good order. This means that you have provided the following information. Your request will not be processed without this information.

o    Name of the fund
o    Account number
o Dollar amount or number of shares being redeemed o Signature of each owner exactly as account is registered
o Other documentation required by Fiduciary Counselling, Inc. including, if applicable, endorsed share certificates
o To be in good order, your request must include a signature guarantee. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

Redemption payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears. Your redemption proceeds will be sent by check to your address of record. Redemption proceeds may be sent to an address other than that of record if the request includes a signature guarantee.







                        Clearwater Investment Trust - 10

                  OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS


 Each fund has the right to:

o    Suspend the offering of shares
o    Waive or change minimum and additional investment amounts
o    Reject any purchase or exchange order
o    Change, revoke or suspend the exchange privilege
o    Suspend telephone transactions
o Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
o Pay redemption proceeds consisting of portfolio securities or non-cash assets for redemptions of greater than $1 million

 Small account balances

If your account falls below $1,000 because of a redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $1,000 after 30 days, the fund may close your account and send you the redemption proceeds.

 Share price

You may buy, exchange or redeem shares at the net asset value per share next determined after receipt of your request in good order. Each fund's net asset value per share is the value of its assets minus its liabilities divided by the total shares outstanding. Each fund calculates its net asset value when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time) if such calculation is then required to properly process a purchase order, redemption request or exchange request for shares of the fund.

Each fund generally values its securities based on market prices or quotations. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the funds may price those securities at fair value. Fair value is determined in accordance with procedures approved by the funds' board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities. International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with the transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.










                        Clearwater Investment Trust - 11

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


The funds normally pay dividends and distribute capital gain, if any, as follows:

Dividends and distributions

Annual distributions of income and capital gain are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

Each fund expects to make annual distributions primarily from capital gain. The funds may pay additional distributions and dividends at other times if necessary to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares. Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

Taxes

In general, redeeming and exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

Transaction                               Federal income tax status

Redemption or exchange of shares          Usually capital gain or loss;
                                          long-term only if shares owned more
                                          than one year

Long-term capital gain distributions      Long-term capital gain

Short-term capital gain distributions     Ordinary income

Dividends                                 Ordinary income


Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.







                        Clearwater Investment Trust - 12

                                                FINANCIAL HIGHLIGHTS


 The financial highlights tables are intended to help you understand the performance of each share for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG Peat Marwick LLP, independent auditors, whose report, along with the fund's financial statements, are included in the annual report (available upon request).

For a share of capital stock  outstanding  throughout  each year ended December
31:

                             Clearwater Growth Fund

                                                                  1998          1997(a)      1996        1995        1994
 Net asset value, beginning of year                               $21.17        $17.88       $17.01      $13.62      $14.49
------------------------------------------------------------- ----------- ------------- ------------ ----------- -----------
 Income from investment operations
      Net investment income (loss)                                  0.09         (0.01)       (0.01)       0.01        0.06
      Net realized and unrealized gain (loss)                       4.71          5.08         3.68        4.43        0.11
------------------------------------------------------------- ----------- ------------- ------------ ----------- -----------
 Total from investment operations                                   4.80          5.07         3.67        4.44        0.17
------------------------------------------------------------- ----------- ------------- ------------ ----------- -----------
 Less distributions:
      Dividends from net investment income                         (0.05)         0.00         0.00       (0.01)      (0.06)
      Distributions from realized gains                             0.00         (1.78)       (2.80)      (1.04)      (0.98)
------------------------------------------------------------- ----------- ------------- ------------ ----------- -----------
 Total distributions                                               (0.05)        (1.78)       (2.80)      (1.05)      (1.04)
 Net asset value, end of year                                     $25.92        $21.17       $17.88      $17.01      $13.62
------------------------------------------------------------- ----------- ------------- ------------ ----------- -----------
 Total return(b)                                                   22.7%         28.4%        21.6%       32.6%        1.2%
 Net assets, end of period (000's)                              134,773        106,859       93,922      84,775      65,999
------------------------------------------------------------- ----------- ------------- ------------ ----------- -----------
 Ratio of expenses to average net assets(c)                       0.45%          0.98%        1.08%       1.08%       1.07%
 Ratio of net investment income (loss) to average net             0.39%         (0.06)%      (0.07)%      0.06%       0.39%
     assets
 Portfolio turnover rate (excluding short-term securities)        3.65%         38.16%       75.90%      58.64%      70.69%


(a) Effective November 1, 1997, Parametric Portfolio Associates became the subadviser to the fund.

(b) Total return figures are based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value

(c)  The year 1996 includes federal and state taxes of 0.01%






                        Clearwater Investment Trust - 13

 For a share of capital stock  outstanding  throughout  each year ended December
31:

                            Clearwater Small Cap Fund

                                                                     1998        1997        1996        1995        1994(a)
 Net asset value, beginning of year                                 $15.24       $12.74      $11.47       $9.89      $12.26
--------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
 Income from investment operations
      Net investment income (loss)                                   (0.04)       (0.02)       0.00        0.04        0.17
      Net realized and unrealized gain (loss)                        (1.04)        5.14        1.71        2.56       (0.99)
--------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
 Total from investment operations                                    (1.08)        5.12        1.71        2.60       (0.82)
--------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
 Less distributions:
      Dividends from net investment income                            0.00         0.00        0.00       (0.04)      (0.17)
 Excess distributions from net investment income                      0.00         0.00       (0.01)       0.00        0.00
      Distributions from realized gains                              (1.08)       (2.62)      (0.42)      (0.98)      (1.38)
      Tax return of capital                                           0.00         0.00       (0.01)       0.00        0.00
--------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
 Total distributions                                                 (1.08)       (2.62)      (0.44)      (1.02)      (1.55)
 Net asset value, end of year                                       $13.08       $15.24      $12.74      $11.47       $9.89
--------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
 Total return(b)                                                     (7.1)%       40.2%       15.0%       26.3%      (6.7)%
 Net assets, end of period (000's)                                  39,217       40,838      32,774      26,826     17,998
--------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
 Ratio of expenses to average net assets(c)                          1.36%       1.35%        1.37%       1.35%      1.40%
 Ratio of net investment income (loss) to average net assets         0.26%      (0.17)%       0.00%       0.36%      1.61%
 Portfolio turnover rate (excluding short-term securities)          88.27%      92.22%       89.25%      77.46%    122.88%

(a) Effective January 1, 1994, Kennedy Capital Management became the subadviser to the fund.

(b) Total return figures are based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value

( c)  Includes federal and state taxes of .01% in 1998 and .04% in 1996











                        Clearwater Investment Trust - 14

                           CLEARWATER INVESTMENT TRUST

                             Clearwater Growth Fund
                            Clearwater Small Cap Fund
                     Additional Information About the Funds

Shareholder Reports. Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

Statement of Additional Information. The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

How to Obtain Additional Information.

o You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent, by calling 1-888-228-0935 or writing the funds at 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101-1394.

o You can also review the funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling 1-800-SEC-0330. Copies of these materials may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-60019. You can get the same reports and information free from the Commission's internet web site--http://www.sec.gov.

      EXECUTIVE OFFICERS                            TRUSTEES
      Philip W. Pascoe                              Philip W. Pascoe
      Chairman of the Board                         Samuel B. Carr, Jr.   Robert J. Phares
      Treasurer                                     Stanley R. Day, Jr.   Frederick T. Weyerhaeuser

      INVESTMENT MANAGER                            CLEARWATER GROWTH FUND SUBADVISER
      Clearwater Management Co., Inc.               Parametric Portfolio Associates
      332 Minnesota Street, Suite 2090              701 Fifth Avenue, Suite 7
      St. Paul, MN  55101                           Seattle, WA  98104-7090

      CUSTODIAN                                     CLEARWATER SMALL CAP FUND SUBADVISER
      Investors Fiduciary Trust Company             Kennedy Capital Management
      801 Pennsylvania                              10829 Olive Boulevard
      Kansas City, MO  64105                        St. Louis, MO  63141-7739

      COUNSEL                                       TRANSFER AGENT AND SHAREHOLDER SERVICES
      Hale and Dorr LLP                             Fiduciary Counselling, Inc.
      60 State Street                               332 Minnesota Street, Suite 2100
      Boston, MA  02109                             St. Paul, MN  55101-1394
                                                    (612) 228-0935
      INDEPENDENT ACCOUNTANTS
      KPMG Peat Marwick LLP
      4200 Norwest Center
      90 South 7th Street
      Minneapolis, MN 55402


 If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. The funds are not offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

 (Investment Company Act file no. 811-05038)

                                 April 30, 1999


                           CLEARWATER INVESTMENT TRUST


                             Clearwater Growth Fund
                            Clearwater Small Cap Fund


STATEMENT OF ADDITIONAL INFORMATION



This Statement of Additional Information (SAI) is not a Prospectus, but should be read in conjunction with the Prospectus dated April 30,1999 of Clearwater Growth Fund ("Growth Fund") and Clearwater Small Cap Fund, formerly named Clearwater Value Fund ("Small Cap Fund"). A copy of the Prospectus can be obtained free of charge by calling Fiduciary Counselling, Inc. at 888-228-0935 or by written request to Fiduciary Counselling, Inc. at 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101-1394 (Attention: Clearwater Investment Trust). The most recent Annual Report to Shareholders accompanies this SAI and is incorporated herein.

CONTENTS

         Investment Objectives And Policies                    2
         Risk Factors                                          5
         Investment Restrictions                               9
         Brokerage                                             9
         Management, Advisory and Other Services               10
         Executive Officers and Trustees                       12
         Net Asset Value                                       14
         How Are Shares Purchased?                             14
         Exchange of Shares                                    15
         How Are Shares Redeemed?                              16
         Taxes                                                 16
         Performance Data                                      19
         More Information About the Funds                      20
         Financial Statements                                  21
         Appendix A - Descriptions of Ratings                  22



                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
                  PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
                     ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

      INVESTMENT OBJECTIVES AND POLICIES INVESTMENT OBJECTIVES AND POLICIES


Investment Objectives and Policies

General. Clearwater Growth Fund ("Growth Fund") and Clearwater Small Cap Fund ("Small Cap Fund") (each, a "fund") are each separate, diversified investment portfolios of Clearwater Investment Trust (the "trust"), an open-end, management investment company organized under the laws of the Commonwealth of Massachusetts. Under normal circumstances, Growth Fund will invest substantially all of its assets in the common stocks of companies represented in the Russell 1000 Index. The fund may invest in certain short-term fixed income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 1% of the fund's total assets. The Prospectus of Growth Fund and Small Cap Fund dated April 30, 1999, identifies the investment objectives and principal investment policies of the funds. Under normal market conditions, Small Cap Fund invests at least 65% of its total assets in equity and fixed income securities of companies that have total equity market capitalizations no greater than the range of capitalizations of companies contained in the Russell 2000 Index. Other policies of the funds are set forth below.

EQUITY SECURITIES

Each fund's portfolio of equity securities may consist of common and preferred stocks that trade on national securities exchanges or are quoted on the National Association of Securities Dealers' NASDAQ National Market and either have the potential for capital appreciation or pay dividends or both, as well as securities convertible into such common or preferred stocks.

Common Stocks. Each fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks and Convertible Securities. Each fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Each fund may invest in warrants. Warrants acquired entitle the fund to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Each fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Foreign Securities. Each fund may invest up to 25% of its total assets in equity and fixed income securities of foreign issuers from developed and developing countries throughout the world. Growth Fund may invest in these securities to the extent that foreign securities are represented in the Russell 1000 Index. Changes in foreign currency exchange rates will affect the value of foreign securities that are denominated in foreign currencies and investment in such securities may result in higher expenses due to costs associated with converting U.S. dollars to foreign currencies.

FIXED INCOME SECURITIES

Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Small Cap Fund may invest in long-term fixed income securities (with maturities exceeding ten years) and intermediate-term fixed income securities (with maturities ranging from one to ten years) and each fund may invest in short-term fixed income securities (with maturities of less than one year). Growth Fund invests in short term fixed income securities primarily for temporary defensive purposes. Because fixed income securities tend to decrease in value when interest rates rise and increase in value when interest rates fall, each fund's performance may be affected by its subadviser's ability to anticipate and respond to fluctuations in market interest rates.

In order to reduce the risk of nonpayment of principal or interest on fixed income securities, each fund will invest in such securities only if they are rated, at the time of investment, BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined to be of equivalent quality by the subadviser (i.e., investment grade). Fixed income securities in the lowest investment grade category (i.e., BBB or Baa) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Neither fund is required to dispose of securities whose ratings drop below investment grade, but a fund may do so if considered appropriate by its portfolio subadviser. See Appendix A for a description of the corporate bond ratings assigned by Moody's and Standard & Poor's.

U.S. Government Securities (each fund). U.S. Government securities in which each fund may invest include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and dates of issuance and include U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations of varying maturities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although the payment when due of interest and principal on U.S. Treasury securities is backed by the full faith and credit of the United States, such guarantee does not extend to the market value of such securities and, accordingly, each fund's investments in such securities will cause its net asset value to fluctuate.

DERIVATIVES

Options on Securities and Securities Indices (each fund).  Growth Fund may write
(sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. Growth Fund's use of derivatives will be limited by its avoidance of tax liability and its low turnover rate.

Small Cap Fund may write (sell) covered call options in standard contracts traded on national securities exchanges or those which may be traded over-the-counter ("OTC") and quoted in a NASDAQ market, provided that Small Cap Fund continues to own the securities covering each call until the call has been exercised or has expired, or until Small Cap Fund has purchased a closing call to offset its obligations to deliver securities pursuant to the call it has written.

Neither fund may write covered call options on more than 25% of the market value of any single portfolio security. In addition, neither fund has a present intention of writing covered call options on portfolio securities with an aggregate market value exceeding 5% of the fund's net assets.

Futures Contracts and Options on Futures Contracts (Growth Fund). To seek to increase total return or to hedge against changes in interest rates or securities prices, Growth Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities and securities indices. The fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. Growth Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities, require the fund to segregate and maintain cash or liquid assets with a value equal to the amount of the fund's obligations.

OTHER INVESTMENT TECHNIQUES

Repurchase Agreements (each fund). In order to earn income for periods as short as overnight, each fund may enter into repurchase agreements with commercial and investment banks that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. Under a repurchase agreement, a fund acquires a money market instrument (generally a U.S. Government security) which is subject to resale by the fund on a specified date (within one week) at a specified price (which price reflects an agreed-upon interest rate effective for the period of time the fund holds the investment and is unrelated to the interest rate on the instrument). Repurchase agreements entered into by a fund will be fully collateralized by obligations with a market value, monitored daily by the portfolio manager, of not less than 100% of the obligation plus accrued interest. Collateral will be held in a segregated, safekeeping account for the benefit of the fund. The staff of the SEC has taken the position that repurchase agreements of more than seven days' duration are illiquid securities.

Lending of Portfolio Securities (each fund). Each fund may earn additional income by lending portfolio securities to broker/dealers that are members of the New York Stock Exchange and other financial institutions under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or United States Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. However, neither fund will make loans of portfolio securities that represent more than 5% of its net assets. A fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also will receive compensation based on investment of the collateral. A fund will not, however, have the right to vote any securities having voting rights during the existence of the loan, but will attempt to call the loan in anticipation of an important vote to be taken among holders of the securities or of an opportunity to give or withhold consent on a material matter affecting the investment.

Temporary Defensive Investments (each fund). When in the judgment of its subadviser adverse market conditions warrant, each fund may adopt a temporary defensive position by investing up to 100% of its assets in cash, repurchase agreements and money market instruments, including short-term U.S. Government securities, bankers' acceptances, commercial paper rated at least A3 by Standard & Poor's, Prime by Moody's or, if not rated, determined to be of equivalent quality by the fund's subadviser.

Short Sales Against the Box (each fund). Each fund may engage in short sales against the box. In a short sale against the box, the fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the fund is required to deliver the security, the fund will benefit from the difference in the price. If the price of the security has increased, the fund will be required to pay the difference.

When-Issued Securities (each fund). Each fund may purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery.


                                  RISK FACTORS

Foreign Securities (each fund). Changes in foreign currency exchange rates will affect the value of foreign securities that are denominated in foreign currencies and investment in such securities may result in higher expenses due to costs associated with converting U.S. dollars to foreign currencies. In addition, investment in foreign securities generally presents a greater degree of risk than investment in domestic securities because of the possibility of less publicly-available financial and other information, more volatile and less liquid securities markets, less securities regulation, higher brokerage costs, imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions.

Fixed Income Securities (each fund). Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Each fund's investments in zero coupon, stripped or certain other fixed income securities with original issue discount or market discount could require the fund to sell certain of its portfolio securities in order to generate sufficient cash to satisfy certain income distribution requirements.

Derivative Instruments (each fund). In accordance with its investment policies, each fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the subadviser's expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the subadviser's expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

         Market risk: Market risk is the risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

         Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

         Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

         Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund's restrictions on illiquid investments.

         Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a fund is reviewed and analyzed by the fund's subadviser to assess the risk and reward of each such instrument in relation the fund's investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.

Options on Securities and Securities Indices (each fund). The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the subadviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the subadviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the subadviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a fund's investment portfolio, the investment performance of the fund will be less favorable than it would have been in the absence of such options transactions.

As the writer of a call option, a fund receives a premium less commission and, in exchange, forgoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call has the ability to purchase the security from the fund's portfolio at the option price at any time during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the fund's investment objectives.

Futures Contracts and Options on Futures Contracts (each fund). While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain risks. Thus, while a fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if the fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the fund may be exposed to risk of loss. The loss incurred by a fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's net asset value. The profitability of a fund's trading in futures to seek to increase total return depends upon the ability of the subadviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

Repurchase Agreements (each fund). If the other party or "seller" defaults on its repurchase obligation, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in such event, a fund could suffer a loss of interest on or principal of the security and could incur costs associated with delay and enforcement of the repurchase agreement.

Lending of Portfolio Securities (each fund). Lending portfolio securities involves risk of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower fail financially. Loans of portfolio securities will be made only to borrowers that have been approved in advance by the trust's Board of Trustees. The Board of Trustees will monitor the creditworthiness of such firms on a continuing basis. At no time will the value of securities loaned by Growth Fund or Small Cap Fund exceed 33% of the value of such fund's total assets. The funds have no current intention to loan securities in excess of 5% of the funds' total assets.

When-Issued Securities (each fund). There may be a risk of loss to a fund that engages in these transactions if the value of the security declines prior to the settlement date.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of that fund's outstanding voting securities which, as used in the Prospectus and the SAI, means approval of the lesser of (1) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares.

A fund may not:

(1) invest more than 5% of its assets in commodities or commodity contracts, except that each fund may invest without regard to the 5% limitation in interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, securities index put and call warrants and repurchase agreements entered into in accordance with the fund's investment policies;

(2)               underwrite any issue of securities;

(3) make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, or (c) lending portfolio securities;

(4) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

(5) borrow money or issue senior securities, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act");

(6) invest more than 25% of its total assets in securities of issuers in any one industry except that this limitation does not apply to (i) obligations of the U.S. Government or any of its agencies or instrumentalities (i.e., U.S. Government securities), or (ii) Clearwater Growth Fund to the extent that the manager or subadviser determines that investment without regard to the stated limits is necessary in order to pursue Clearwater Growth Fund's policy of tracking the Russell 1000 Index or any substitute index.

(7) with respect to 75% of its total assets, purchase any security (other than U.S. Government securities) if, immediately after and as a result of such purchase, (a) more than 5% of the value of the fund's total assets would be invested in securities of the issuer or (b) the fund would hold more than 10% of the voting securities of the issuer.

Nonfundamental Investment Restrictions. The following investment restrictions are designated as nonfundamental and may be changed by the trust's Board of Trustees without shareholder approval.

A fund may not:

(1) buy or sell real estate in the ordinary course of its business; provided, however, that the fund may (i) invest in readily marketable debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein and (ii) hold and sell real estate acquired as the result of its ownership of securities;

(2) invest in companies for the purpose of exercising control or management;

(3) purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the fund, taken at market value, would be invested in such securities; or

(4) sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;


                               PORTFOLIO TURNOVER

Although neither fund purchases and sells securities for short-term profits, each fund will sell portfolio securities without regard to the time they have been held whenever such action seems advisable. Small Cap Fund pursues the policy of selling that security in its portfolio which seems the least attractive security owned whenever it is desired to obtain funds not otherwise available for the purchase of a security that is considered more attractive. The resulting rate of portfolio turnover is not a consideration. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by a fund and its shareholders.


                                    BROKERAGE

Decisions relating to the purchase and sale of portfolio securities for each fund, the allocation of portfolio transactions and, where applicable, the negotiation of commission rates or transaction costs are made by the respective portfolio subadvisers. It is the primary consideration in all portfolio transactions to seek the most favorable price and execution and to deal directly with principal market makers in over-the-counter transactions except when, in the opinion of such subadviser, an equal or better market exists elsewhere.

The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations (some of which are subjective), including, without limitation, the overall net economic result to the portfolio (involving price paid or received, any commissions and other costs paid) and the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and subject to such policies as the trustees may adopt, each fund may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the applicable portfolio subadviser determines in good faith that the amount of commissions charged by the broker is reasonable in relation to the value of the brokerage and research services provided by such broker. The subadvisers of the funds have advised the manager that neither of them has paid any such excess in connection with brokerage transactions for the funds. Nevertheless, the subadvisers have received brokerage and research services consisting of written research reports, access to investment analysis and information services and related electronic components, all of which may be used for any of their respective clients.

During the three years ended December 31, 1996, 1997 and 1998, Growth Fund paid brokerage commissions in the amounts of $156,583 $88,681 and $8,659, respectively. During the three years ended December 31, 1996, 1997 and 1998, Small Cap Fund paid brokerage commissions in the amounts of $94,093 $165,105 and $82,266, respectively.

During the three years ended December 31, 1996, 1997 and 1998, (i) Growth Fund paid brokerage commissions of $495.00 (0.32% of brokerage commissions paid) to Weeden & Co., LP in 1996 only and (ii) Small Cap Fund paid brokerage commissions of $3,402 (2.52% of brokerage commissions paid) to Weeden & Co., LP in 1997 only. One of the funds' trustees is also a director of Weeden Securities Corporation, the general partner of Weeden & Co, LP.

MANAGEMENT, ADVISORY AND OTHER SERVICES

Trustees and Officers

The trust's Board of Trustees has overall responsibility for management and supervision of the funds. By virtue of the functions performed by Clearwater Management Co., Inc., the Trust's manager (the "manager"), the trust requires no employees other than its executive officers, all of whom receive their compensation from the manager or other sources.

Manager

Clearwater Management Co., Inc. Clearwater Investment Trust has contracted with Clearwater Management Co., Inc., 332 Minnesota Street, Suite 2100, St. Paul, Minnesota, to act as manager of the trust. The initial term of the management contract between the trust and the manager is two years and is renewable annually for successive one year terms.

Under the terms of the management contract, the manager supervises all of the trust's business operations and is responsible for formulating and implementing investment strategies for the funds. The manager performs all administrative and other management functions necessary to the supervision and conduct of the affairs of the funds.

Pursuant to the management contract, the manager pays for office space and equipment, clerical, secretarial and administrative services and executive and other personnel as are necessary to fulfill its responsibilities and all other ordinary operating expenses related to its services for the trust, including executive salaries of the trust. Pursuant to the management contract, the manager also pays all of the funds' other expenses, except brokerage, taxes, interest and extraordinary expenses.

As compensation for its management services and expenses assumed, the manager receives a management fee at the annual rate of 0.45% and 1.35% of the net assets of Growth Fund and Small Cap Fund, respectively. Prior to November 1, 1997, the management fee for Growth Fund was 1.10% of the fund's average annual net assets. The manager's fees are calculated and accrued daily as a percentage of each fund's daily net assets, and are paid quarterly. During the three years ended December 31, 1996, 1997 and 1998, the total dollar amounts paid to the manager by Growth Fund were $977,321 $1,012,399 and $558,531, respectively. During the three years ended December 31, 1996, 1997 and 1998 the total dollar amounts paid to the manager by Small Cap Fund were $392,202 $534,172 and $606,738 respectively.

Portfolio Subadvisers

General. Under the terms of the management contract, the manager is authorized to enter into subadvisory contracts with one or more investment advisers which will have responsibility for rendering investment advice to all or a portion of the funds' portfolios.

Parametric Portfolio Associates. In connection with the management of Growth Fund, the trust, the manager and Parametric Portfolio Associates ("Parametric ") entered into a subadvisory contract dated November 1, 1997 (the "Growth subadvisory contract"). Parametric, a registered investment adviser under the Investment Advisers Act of 1940, was founded in 1987 as a global equity manager and is a sub-partnership of PIMCO Advisors, L.P., a publicly traded investment management organization. Parametric is located at 701 Fifth Avenue, Suite 7310, Seattle, Washington 98104-7090. Parametric combines indexing with tax management to increase the potential for higher after-tax return for taxable investors.

Under the Growth  subadvisory  contract,  Parametric  develops,  recommends  and implements an investment program and strategy for Growth Fund which is consistent with the fund's investment objectives and policies. Parametric is also responsible for making all portfolio and brokerage decisions. As compensation, Parametric receives a fee that is based on Growth Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of Growth Fund's month-end net assets. The annualized compensation paid to Parametric with respect to Growth Fund for the period from November 1, 1997 through December 31, 1997 was .15% of Growth Fund's net assets. For the period January 1, 1997 to October 31, 1997 SIT Investment Associates, Inc. ("SIT") served as the subadviser to the fund . The annualized compensation paid to SIT with respect to Growth Fund for the period January 1, 1997 to October 31, 1997, was .53% of Growth Fund's net assets. Under the Growth subadvisory contract, the manager, and not Growth Fund, is responsible for payment of subadvisory fees to Parametric.

During the year ended December 31, 1996 and the period January 1, 1997 through October 31, 1997 the manager paid subadvisory fees of $507,628 and $450,753, respectively to SIT (the previous subadviser). During the period from November 1, 1997 through December 31, 1997, and the year ended December 31, 1998, the manager paid subadvisory fees of $28,999 and $213,736, respectively, to Parametric.

Kennedy Capital Management. Kennedy Capital Management ("KCM"), a Missouri corporation that is a registered investment adviser under the Investment Advisers Act of 1940 has managed Small Cap Fund's portfolio since January 1, 1994. In connection with the management of Small Cap Fund, the trust, the manager and KCM have entered into a subadvisory contract dated May 1, 1994 (the "Small Cap subadvisory contract"). KCM devotes full time to investment counseling and provides advice, management and other services to investors and accounts. KCM's address is 10829 Olive Boulevard, St. Louis, Missouri 63141-7739.

Under  the  Small  Cap  subadvisory  contract,  KCM  develops,   recommends  and
implements an investment program and strategy for Small Cap Fund which is consistent with the fund's investment objectives and policies. KCM is also responsible for making all portfolio and brokerage decisions. As compensation, KCM receives a fee that is based on Small Cap Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of Small Cap Fund's month-end net assets.

Fees payable to KCM are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the manager according to the following schedule:

                  Percent           Net Assets

                  0.85%             Up to and including $50 million
                  0.80%             More than $50 million

The compensation paid to KCM with respect to the Small Cap Fund for the year ended December 31, 1998 was 0.81% of Small Cap Fund's net assets.

Small Cap Fund is not responsible for payment of the subadvisory fees to KCM. During the years ended December 31, 1996, 1997 and 1998, the manager paid subadvisory fees of $298,894 and $346,861 and $357,313 respectively to KCM.

Other Provisions of the Contracts. Any amendment to the management contract or either of the subadvisory contracts requires approval by vote of (a) a majority of the outstanding voting securities of the affected fund and (b) a majority of the trustees who are not interested persons of the trust or of any other party to such contract. Each contract terminates automatically in the event of its assignment and the subadvisory contracts terminate automatically upon termination of the management contract. Also, each contract may be terminated by not more than 60 days nor less than 30 days' written notice by either the trust or the manager or upon not less than 120 days' notice by the subadviser. Each contract provides that the manager or the subadviser shall not be liable to the trust, to any shareholder of the trust, or to any other person, except for loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Subject to the above-described termination provisions, each contract has an initial term of two years and will continue in effect thereafter if such continuance is approved at least annually by (a) a majority of the trustees who are not interested persons of the trust or of any other party to such contract and (b) either (i) a majority of all of the trustees of the trust or (ii) by vote of a majority of the outstanding voting securities of the affected funds.

                         EXECUTIVE OFFICERS AND TRUSTEES

The trustees and executive officers of the trust are listed below, together with their principal occupations during the past five years and their ages and addresses.

Philip W. Pascoe* (53), Trustee
Chairman and Treasurer of the Trust
Chairman, Clearwater Management Co., Inc. (1996/Present)
Managing Director, Investments of Piper Jaffray, Inc. (1996/Present) Senior Vice President, Dean Witter Reynolds, Inc. (1996)
Associate Vice President, Dean Witter Reynolds, Inc. (1982-1996)
         1145 Broadway, Suite 1500
         P.O. Box 1278
         Tacoma, Washington 98402

Samuel B. Carr, Jr. (43), Trustee
President and Chief Investment Officer, S. B. Carr Investments, Inc. (1990/present)
         124 Auburn Street, Suite 200 North
         Cambridge, Massachusetts  02138-5700

Stanley R. Day, Jr. (40), Trustee
President and Director, SRAM Corporation, (1987/present)
         361 West Chestnut Street
         Chicago, Illinois  60611

Robert J. Phares (35), Trustee
Chief Executive Officer, Battle Ridge Ranch Company, (1986/present)
         Route One, Box 258
         Wilsall, Montana 59086

Daniel C. Titcomb (45), Vice President and Secretary
President and Director, Research Engineering and Design, Inc., (1994/Present) President and Director, Titcomb Associates, Inc., (1987/1994)
         332 Minnesota Street, Suite 2090
         St. Paul, Minnesota  55101

Frederick T. Weyerhaeuser* (67), Trustee
Chairman, Clearwater Management Co., Inc. (1987/1996)
Director, Potlatch Corporation, a forest products company (1960/present) Trustee, The Minnesota Mutual Life Insurance Company (1968/present) Director, Weeden Securities Corporation (1987/present)
         332 Minnesota Street, Suite 2090
         St. Paul, Minnesota  55101

The business address of all officers of the trust is 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101.

As of January 30, 1999, all of the trustees and officers of the trust, as a group, owned of record 1.26% of the outstanding shares of Growth Fund and 1.96% of the outstanding shares of Small Cap Fund.

*Messrs. Philip W. Pascoe and Frederick T. Weyerhaeuser are "interested persons" (as defined in the 1940 Act) of the trust.

Compensation of Trustees and Officers

The trust pays no salaries or compensation to any of its officers. Pursuant to the management contract, the manager, on behalf of the trust, pays each of the trustees an annual fee of $2,000, plus $500 per meeting attended; expenses incurred by trustees in attending meetings are reimbursed. Such fees and expenses are reimbursed by the manager to the trust under the management contract. The following table sets forth the amounts of compensation received by each trustee during the fiscal year ended December 31, 1998.

                                    Compensation With Respect
Name of Trustees                    to Trust/Complex

Philip W. Pascoe                            $  - 0 -
Samuel B. Carr, Jr.                         $ 4,000
Stanley R. Day, Jr.                         $ 3,000
Robert J. Phares                            $ 4,000
Frederick T. Weyerhaeuser                   $ 4,000

         Total                              $15,000


NET ASSET VALUE

The net asset value per share of each fund is determined as of the close of regular trading on the New York Stock Exchange (the "Closing Time") on each day that the Exchange is open for trading if such determination is then required to properly process a purchase order, redemption request or exchange request for shares of such fund. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the previous Friday or following Monday if any holiday falls on a Saturday or Sunday. Net asset value per share is determined by dividing the value of all of a fund's assets, less its liabilities, by the number of shares outstanding. Investments in securities are valued at the Closing Time at the last available sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those for which trading has been suspended) will be valued at fair value as determined in good faith by the board of trustees, although the actual computations may be made by persons acting at the direction of the board of trustees. The price at which a purchase order is filled is the net asset value per share next computed after payment and a properly completed application are received by the transfer agent, unless a later computation date is specified by the investor on the purchase order.

                            HOW ARE SHARES PURCHASED?

Shares may be purchased directly from each fund. There is no sales charge or underwriting commission on purchases of shares of the funds. In order to purchase shares of either fund, an investor must either send a check or wire funds to the transfer agent and deliver to the transfer agent a completed Purchase Order and Account Application.

Minimum Purchases. No initial or subsequent investment of less than $1,000 will be accepted by the funds. However, reinvestments of dividends and capital gain distributions will be permitted, even if the amount of any such reinvestment is less than $1,000.

Minimum Account Size. If a shareholder holds shares of either fund in an account which, as a result of redemptions, has an aggregate net asset value of less than $1,000, the fund may redeem the shares held in such account at net asset value if the shareholder has not increased the net asset value of such shares in the account to at least $1,000 within three months of notice in writing by the fund to the shareholder of the fund's intention to redeem such shareholder's shares. During the three months following the mailing of such notice, each shareholder so notified has the opportunity to increase the value of his or her account to $1,000 and avoid redemption. An involuntary redemption consummated at a price below the shareholder's cost would result in a loss to the shareholder.

The trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the funds when, in the judgment of the trustees or the manager, such withdrawal is in the best interests of the trust. An order to purchase shares is not binding on, and may be rejected by, the trust until it has been confirmed in writing.

Fund Accounts. When a shareholder first purchases shares of either fund, an account is opened in his or her name on the records of that fund. This account provides a convenient means to make additional investments and provides for regular transaction statements without the necessity of receiving and storing certificates. When a shareholder purchases or sells shares of a fund, an account statement showing the details of such transaction will be sent to the shareholder.

Share Certificates. Certificates representing shares of a fund ordinarily will not be issued. However, the board of trustees may, in its sole discretion, authorize the issuance of certificates for shares of a fund to shareholders who make a specific written request for share certificates.


                               EXCHANGE OF SHARES

Subject to the restrictions set forth below, some or all of the shares of either fund, including shares purchased with reinvested dividends and/or capital gain distributions, may be exchanged for shares of the other fund on the basis of the net asset value per share of each fund at the time of exchange.

Instructions for exchanges are made by delivery to the transfer agent of an exchange request signed by the record owner(s) exactly as the shares being exchanged are registered. New accounts must be established with the same registration information as the account from which the exchange is to be made. The dollar amount exchanged must at least equal the $1,000 minimum investment required for each of the funds. However, exchanges of shares of one fund for shares of the other fund in which the shareholder has an existing account will be permitted, even if the value of the shares exchanged is less than $1,000.

A shareholder should consider the differences in investment objectives and policies of the funds, as described in this Prospectus, before making any exchange. For federal and (generally) state income tax purposes, an exchange of shares is treated as a redemption of the shares exchanged and, therefore, is a taxable transaction for the shareholder making the exchange.

Currently, there is no charge for the exchange privilege or limitation as to the frequency of exchanges. The trust may terminate or suspend the right to make exchange requests, or impose a limit on the number of exchanges that may be effected by a shareholder within any calendar year, or impose a transaction fee in connection with any exchange, at any time with notice to shareholders as required by law.


                            HOW ARE SHARES REDEEMED?

Any shareholder of either fund has the right to offer shares for redemption by the trust. Redemptions will be effected at the net asset value per share next determined after receipt by the transfer agent of all required documents from the redeeming shareholder, unless a later redemption date is specified by the investor on the redemption request. Payment will be made within seven days after a redemption has been effected. However, if shares to be redeemed were recently purchased by check, a fund may delay transmittal of redemption proceeds until it has assured itself that good funds have been collected for the purchase of such shares. This may take up to 15 days. A fund may effect redemptions in kind (i.e., pay redemption proceeds consisting of portfolio securities or other non-cash assets) for redemptions in excess of $1 million if the manager determines, in its sole discretion, that any such redemption would be in the best interests of the fund. In order to redeem shares of either fund, a shareholder must deliver to the transfer agent a redemption request which has been endorsed by the recordholder(s) exactly as the shares are registered with signature(s) guaranteed by any one of the following institutions: (i) a bank;
(ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency, provided that any such institution satisfies the standards established by the transfer agent.

If a share certificate has been issued at the discretion of the trustees, the shares represented by such certificate may be redeemed only if the share certificate is included with such redemption request and the certificate is properly endorsed with signature(s) so guaranteed or is accompanied by a properly endorsed stock power with signature(s) so guaranteed.

Net asset value per share for the purpose of redemption is determined in the manner described in "Net Asset Value." The net asset value per share received upon redemption may be more or less than the cost of shares to an investor, and a redemption is a taxable transaction for the redeeming shareholder.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exists: the New York Stock Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the trust of securities owned by a fund is not reasonably practicable or it is not reasonably practicable for the custodian fairly to determine the value of the fund's net assets; or the Securities and Exchange Commission, by order, so permits.


                                      TAXES

General. Under the Internal Revenue Code of 1986, as amended (the "Tax Code"), each fund is treated as a separate taxpayer for federal income tax purposes. The funds do not expect to incur other than nominal state income tax liability in 1999.

Each fund is treated as a separate entity for federal income tax purposes, has elected to be treated and has qualified as a "regulated investment company" under the Tax Code, and intends to continue to qualify for such treatment for each taxable year. To qualify as a regulated investment company under the Tax Code and be free from any federal income tax on income and gains distributed to shareholders in accordance with the Tax Code, each fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders.

4% Excise Tax. Under the Tax Code, each of the funds will be subject to a nondeductible 4% excise tax on substantially all of its undistributed ordinary income and capital gain if it fails to meet certain distribution requirements by the end of each calendar year.

For federal income tax purposes, the Growth Fund had a capital loss carryover of $205,323 at December 31, 1998, that will expire in 2006 if not offset by capital gains.

Each fund may be subject to foreign withholding or other foreign taxes on its income (possibly including, in some cases, capital gains) from certain of its foreign investments, if any, and neither fund will be eligible to elect to pass such taxes and associated foreign tax credits or deductions through to its shareholders.

Foreign Exchange Gains and Losses. Foreign exchange gains and losses realized by a fund in connection with certain transactions involving foreign currency denominated debt securities, forward foreign currency contracts (if any), foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

Passive Foreign Investments. If either fund acquires stock, including certain options, in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. A fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income.

Other Investments. Investment by a fund in zero coupon, stripped or certain other securities with original issue discount or market discount (if the fund elects to include market discount in income on a current basis) or in certain options or futures contracts that are subject to mark-to-market rules could require the fund to recognize income or gain prior to the receipt of cash and hence require it to liquidate investments in order to generate cash for distributions required by the Tax Code with respect to such income or gain. Management of the funds will consider these potential adverse tax consequences in evaluating the appropriateness of these investments.

A fund's transactions involving options and futures contracts will be subject to special tax rules, the effect of which may be to accelerate the fund's recognition of income, defer fund losses, cause adjustments in the holding periods of securities or otherwise affect the treatment as long-term or short-term of certain capital gains or losses. A fund may also be required to recognize gain upon entering into a short sale against the box or any other transaction that is treated under the Code as a constructive sale of an appreciated financial position of the fund. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Taxation of Shareholders. Each fund intends to distribute all of its net investment income, any excess of net short-term capital gain over net long-term capital loss, and any excess of net long-term capital gain over net short-term capital loss, after taking into account any capital loss carryovers of the fund, if any, at least once each year. Distributions from net investment income, certain net foreign currency gains and the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to shareholders as long-term capital gain, regardless of the shareholder's holding period for the shares. Certain distributions paid by a fund in January of a given year will be taxable to shareholders as if received on December 31 of the prior year.

Dividends-Received Deduction. For purposes of the 70% dividends-received deduction available to corporations, dividends received by either fund, if any, from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) that is satisfied during a prescribed period before and after each dividend in an unleveraged position and distributed and properly designated by the fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days), taking into account any holding period reductions from certain hedging or other positions that diminish risk of loss, with respect to their fund shares in order to qualify for the deduction and, if they borrow to acquire fund shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

Dividends and/or capital gain distributions, if any, may be taken in cash or automatically reinvested in additional shares (at the net asset value per share). All distributions are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of a fund. Shareholders who purchase shares immediately prior to a distribution will be required to treat the distribution as ordinary income or long-term capital gain as described above, even though economically it represents a return of a portion of their investment. Information regarding the tax status of each year's distributions will be provided to shareholders annually.

Redemptions. All or a portion of a loss realized on a redemption of shares may be disallowed or recharacterized under tax rules relating to wash sales or redemptions of shares held for six months or less.

Dividends, capital gain distributions and the proceeds of redemptions, exchanges or repurchases of shares of a fund paid to an individual or other non-exempt payee will be subject to 31% backup withholding of federal income tax if such shareholder does not provide the fund with his or her correct taxpayer identification number and certain certifications required by the Internal Revenue Service ("IRS") or if the trust is notified by the IRS or a broker that the shareholder is subject to such withholding. Please refer to the purchase order and account application for additional information.

Special tax rules apply to IRA or other retirement plans or accounts and to other special classes of investors, such as tax-exempt organizations, banks and insurance companies. You should consult with your own tax adviser regarding the application of any such rules in your particular circumstances.

The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts, or estates) and who are subject to federal income tax. In addition to federal taxes, a shareholder may be subject to foreign, state and local taxes on distributions from or on the value of shares of a fund, depending on the laws of the shareholder's place of residence. Shareholders also may inquire about these and other matters by calling the Transfer Agent at (612) 228-0935.

Non-U.S. Shareholders. Shareholders who are not U.S. persons, as defined above, are subject to different tax rules, including a possible U.S. withholding tax at rates up to 30% on certain dividends treated as ordinary income, and should consult their tax advisers for information on the application of these rules to their particular situations.


PERFORMANCE DATA

The funds' average annual total return quotations, as they may appear in the Prospectus, this SAI or in advertising and sales material, are calculated by standard methods prescribed by the SEC.

Average annual total return quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                         n
                                P (1 + T) = ERV


Where:               P   =     a hypothetical initial payment of $1,000
                     T   =     average annual total return
                     n   =     number of years
                     ERV =     ending  redeemable  value of a  hypothetical
                               $1,000  payment  made at the  beginning of a
                               designated   period   at  the   end  of  the
                               designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the funds are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%. Computations of average annual total return of a fund will not take into account any required payments of federal or state income taxes.

In determining the average annual total return (calculated as provided above) of each fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fees used for purposes of the above computation are assumed to be the fees that would be charged to the mean account size of such fund.

The average annual total return of each fund will vary from time to time depending on market conditions, the composition of the fund's portfolio and operating expenses of the fund. These factors and possible differences in the methods used in calculating returns should be considered when comparing performance information regarding a fund to information published for other investment companies and other investment vehicles. Any return quotation should also be considered relative to changes in the values of a fund's shares and the risks associated with that fund's investment objectives and policies. At any time in the future, any return quotation may be higher or lower than a past return quotation and there can be no assurance that any historical return quotation will continue in the future.

The average annual total return of Growth Fund for the one, five and ten year periods ended December 31, 1998, were 22.69%, 20.75% and 17.81% respectively. The average annual total return of Small Cap Fund for the one and five year periods ended December 31, 1998 and the period since Small Cap Fund commenced operations on January 31, 1989 through December 31, 1998 were (7.09)%, 12.03% and 10.72%, respectively. The foregoing average annual total return figures were determined based on expenses in effect for the funds during the covered periods.


MORE INFORMATION ABOUT THE FUNDS

General. As a Massachusetts business trust, the trust's operations are governed by its Declaration of Trust dated January 12, 1987 as amended and restated March 1, 1998 (the "Declaration of Trust"), a copy of which is on file with the office of the Secretary of the Commonwealth of the Commonwealth of Massachusetts.
Unless otherwise required by the Investment Company Act of 1940, as amended, ordinarily it will not be necessary for the trust to hold annual meetings of shareholders. As a result, shareholders may not consider the election of trustees or the appointment of independent accountants for the trust on an annual basis. The

Board of Trustees, however, will call a special meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of trustees holding office at the time were elected by shareholders. The Board of Trustees may remove a trustee by the affirmative vote of at least a majority of the remaining trustees. Under certain circumstances, shareholders may communicate with other shareholders in connection with requesting a special meeting of shareholders.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of such trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or its trustees. Moreover, the Declaration of Trust provides for the indemnification out of trust property of any shareholders held personally liable for any obligations of the trust. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the trust itself would be unable to meet its obligations. In light of the nature of the trust's business and the nature and amount of its assets, the possibility of the trust's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is extremely remote.

The Declaration of Trust further provides that the trust shall indemnify each of its trustees for any neglect or wrongdoing of any advisory board member, officer, agent, employee, consultant, investment adviser or other adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the trust, nor shall any trustee be responsible for the act or omission of any other trustee. The Declaration of Trust does not authorize the trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Voting. Under the Declaration of Trust, the board of trustees is authorized to issue an unlimited number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series. Shares of the trust are freely transferable, are entitled to dividends as declared by the board of trustees and, in liquidation, are entitled to receive the net assets of their series, but not of any other series. Shareholders are entitled to cast one vote per share (with proportional voting for fractional shares) on any matter requiring a shareholder vote. Shareholders of each series vote separately as a class on any matter submitted to shareholders except when otherwise required by the 1940 Act, in which case the shareholders of all series affected by the matter in question will vote together as one class. If the board of trustees determines that a matter does not affect the interests of a series, then the shareholders of that series will not be entitled to vote on that matter. As of January 30, 1999, each of the following persons owned five percent or more of the voting securities of each such fund:

--------------------------------------------------- -------------------------------- -------------------------------
Name                                                Total Shares                     Total Shares
                                                    Clearwater Growth Fund           Clearwater Small Cap Fund
--------------------------------------------------- -------------------------------- -------------------------------
W. John Driscoll*                                               12.50%                           13.35%
--------------------------------------------------- -------------------------------- -------------------------------
Frank W. Piasecki*                                                                               7.46%
--------------------------------------------------- -------------------------------- -------------------------------
Walter S. Rosenberry, III*                                       8.77%                           8.52%
--------------------------------------------------- -------------------------------- -------------------------------
Edward R. Titcomb*                                                                               7.86%
--------------------------------------------------- -------------------------------- -------------------------------
John W. Titcomb, Jr.**                                           5.78%
--------------------------------------------------- -------------------------------- -------------------------------
Charles A. Weyerhaeuser*                                        11.87%                           9.07%
--------------------------------------------------- -------------------------------- -------------------------------
David C. Weyerhaeuser*                                                                           6.61%
--------------------------------------------------- -------------------------------- -------------------------------
David M. Weyerhaeuser**                                          9.37%                           6.78%
--------------------------------------------------- -------------------------------- -------------------------------
Frederick T. Weyerhaeuser*                                      14.08%                           21.86%
--------------------------------------------------- -------------------------------- -------------------------------
George H. Weyerhaeuser**                                         24.3%                           19.02%
--------------------------------------------------- -------------------------------- -------------------------------
William T. Weyerhaeuser**                                       27.43%                           20.34%
--------------------------------------------------- -------------------------------- -------------------------------
Wendy W. Weyerhaeuser**                                         10.96%
--------------------------------------------------- -------------------------------- -------------------------------
Anne E. Zaccaro*                                                                                 5.07%
--------------------------------------------------- -------------------------------- -------------------------------

*    332 Minnesota Street, Suite 2100, Saint Paul, Minnesota 55101-1394
**   1145 Broadway, Suite 1500, P.O. Box 1278, Tacoma, Washington 98402

Independent Accountants. KPMG Peat Marwick LLP serves as independent public accountants to the trust. In this capacity, KPMG Peat Marwick LLP audits and renders an opinion on the funds' financial statements.

                              FINANCIAL STATEMENTS

The trust's annual report for the fiscal year ended December 31, 1998 accompanies this SAI and is incorporated herein by reference in its entirety.

                                   APPENDIX A

Description of Bond Ratings

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group

AAA: Bonds rated AAA are the highest grade obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                           CLEARWATER INVESTMENT TRUST

                             Clearwater Growth Fund
                            Clearwater Small Cap Fund
                        332 Minnesota Street, Suite 2100
                               St. Paul, MN 55101

EXECUTIVE OFFICERS:                          TRUSTEES:

Philip W. Pascoe                             Philip W. Pascoe
Chairman of the Board                        Samuel B. Carr, Jr.
Treasurer                                    Stanley R. Day, Jr.
                                             Robert J. Phares
                                             Frederick T. Weyerhaeuser

INVESTMENT MANAGER:                          CLEARWATER GROWTH FUND
                                             SUBADVISER:

Clearwater Management Co., Inc.              Parametric Portfolio Associates
332 Minnesota Street, Suite 2100             701 Fifth Avenue, Suite 7310
St. Paul, MN  55101                          Seattle, WA 98014-7090

CUSTODIAN:                                   CLEARWATER SMALL CAP FUND
                                             SUBADVISER:

Investors Fiduciary Trust Company            Kennedy Capital Management
801 Pennsylvania                             10829 Olive Boulevard
Kansas City , MO 64105                       St. Louis, MO  63141-7739

COUNSEL FOR THE FUNDS:                       TRANSFER AGENT AND
                                             SHAREHOLDER SERVICES:

Hale and Dorr LLP                            Fiduciary Counselling, Inc.
60 State Street                              332 Minnesota Street, Suite 2100
Boston, MA  02109                            St. Paul, MN  55101-1394
                                             (888) 228-0935
INDEPENDENT ACCOUNTANTS:

KPMG Peat Marwick LLP
4200 Norwest Center
90 South 7th Street
Minneapolis, MN  55402

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 30, 1999

                           CLEARWATER INVESTMENT TRUST

                                    FORM N-1A

                            PART C. OTHER INFORMATION


Item 23.          Exhibits

     (a)(1) Declaration of Trust dated January 12, 1987 (1)

     (a)(2) Amendment to Declaration of Trust dated March 25, 1994 (1)

     (a)(3) Amended and Restated Declaration of Trust dated March 1, 1998 (2)

     (b)(1) By-Laws (1)

     (b)(2) Amended and Restated By-Laws dated March 1, 1998(2)

     (c)    None.

     (d)(1) Management Contract dated May 1, 1994 (1)

     (d)(2) Management Contract, as amended, dated March 1, 1998 (2)

     (d)(3) Subadvisory Contract with SIT Investment Associates, Inc. for Clearwater Growth Fund dated May 1, 1994(1)

     (d)(4) Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated November 1, 1997 (2)

     (d)(5) Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated May 1, 1994 (1)

      d)(6) Amendment to the Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated January 1, 1998 (2)

     (e)    None.

     (f)    None.

     (g)(1) Custodian Agreement with Norwest Bank Minnesota, N.A. dated March 31, 1987 (1)

     (g)(2) Amendment to Custodian Agreement dated March 27, 1991 (1)

     (g)(3) Amendment to Custodian Agreement dated November 4, 1992 (1)

     (g)(4) Custodian Agreement with Investors Fiduciary Trust Company dated September 29, 1997 (2)

     (g)(5) Amendment to Custodian Agreement dated March 1, 1998 (3)

     (h)(1) Investment Company Service Agreement dated March 2, 1987 (1)

     (h)(2) Amendment to Investment Company Service Agreement dated May 1, 1995 (1)

     (h)(3) Accounting Services Agreement dated April 3, 1995 (1)

     (i)    None.

     (j)(1) Consent of Independent Accountants (+)

     (k)    None.

     (l)(1) Stock urchase Agreement dated February 19, 1987 (1)

     (m)    None.

     (n)(1) Financial Data Schedule - Clearwater Growth Fund (+)

     (n)(2) Financial Data Schedule - Clearwater Small Cap Fund (+)

     (o)    None.

     n/a    Powers of Attorney (3)

                  ------------

                  +        Filed herewith

                  1 Previously filed as exhibits to post-effective amendment no. 10 to the Registration Statement on April 29, 1996 and incorporated herein by reference (File No. 33-12289).

                  2 Previously filed as exhibits to post-effective amendment no. 12 to the Registration Statement on
                           February 27, 1998 and incorporated herein by reference (File No. 33-12289).

                  3 Previously filed as exhibits to post-effective amendment no. 13 to the Registration Statement on April 13, 1998 and incorporated herein by reference (File No. 33-12289).

Item 24.          Persons Controlled by or Under Common Control with the Fund

                  The Registrant is not directly or indirectly controlled by or under common control with any other person.

Item 25.          Indemnification

                  Except for the Declaration of Trust, dated January 12, 1987, as amended and restated March 1, 1998, establishing the Registrant as a trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. See the Registrant's undertaking with respect to indemnification in Item 32 below.

Item 26.          Business and Other Connections of Investment Adviser

                  All of the information required by this item is set forth in the Forms ADV, as amended, of the Manager and the Subadvisers. The following sections of such Forms ADV are incorporated herein by reference:

                  (a)      Items 6 and 8 of Part II;

                  (b) Section 6, Business Background, of each Schedule D.

Item 27.          Principal Underwriter

                  Not applicable

Item 28.          Location of Accounts and Records

                  The accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Fiduciary Counselling, Inc., 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101-1394.

Item 29.          Management Services

                  The Registrant is a party to three contracts, described in the Prospectus and Statement of Additional Information, under which it receives management services from Clearwater Management Co., Inc. and advisory services from Parametric Portfolio Associates and Kennedy Capital Management.

Item 30.          Undertaking

                  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post- Effective Amendment to such Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul and the State of Minnesota, on the 26th day of February, 1999.

                                                CLEARWATER INVESTMENT TRUST


                                                By:  /s/ Philip W. Pascoe
                                                     Philip W. Pascoe
                                                     Chairman and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Clearwater Investment Trust has been signed below by the following persons in the capacities and on the dates indicated:

         Signature                                            Date

PRINCIPAL EXECUTIVE, FINANCIAL
AND ACCOUNTING OFFICER:

/s/ Philip W. Pascoe                                     February 26, 1999
------------------------------
Philip W. Pascoe
Chairman and Treasurer

THE BOARD OF TRUSTEES:

/s/Samuel B. Carr, Jr*
Samuel B. Carr, Jr.

/s/Stanley R. Day, Jr.*
Stanley R. Day, Jr.

/s/Robert J. Phares*
Robert J. Phares

/s/Frederick T. Weyerhaeuser*
Frederick T. Weyerhaeuser

*By:/s/ Philip W. Pascoe                                 February 26, 1999
    --------------------
      Philip W. Pascoe
      Power-of-Attorney





                                  Exhibit Index



Exhibit
Number

(j)      Consent of Independent Accountants

(n)(1)   Financial Data Schedule - Clearwater Growth Fund

(n)(2)   Financial Data Schedule - Clearwater Small Cap Fund